UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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LIFESTREAM TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter

and of Person Filing Proxy Statement)

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LIFESTREAM TECHNOLOGIES, INC.

510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 17, 2004

To our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders (hereinafter, “the Annual Meeting”) of Lifestream Technologies, Inc. (hereinafter, “the Company”), a Nevada corporation, which will be held at Red Lion Templin’s Resort located at 414 East First Avenue, Post Falls, Idaho, on December 17, 2004 at 9:00 a.m. Pacific Time, or at any and all adjournments thereof, for the following purposes:

1.

To elect two directors to the Company’s Board of Directors (hereinafter “the Board”) to serve for three-year terms or until their respective successors are elected and qualified;

2.

To ratify the Company’s 2004 Stock Compensation Plan;

3.

To ratify the appointment of BDO Seidman, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2005; and

4.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on October 18, 2004 as the record date for determining those stockholders who will be entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

Representation of at least a majority of the outstanding shares of the Company’s Common Stock entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS IN ORDER TO OBTAIN A QUORUM. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked, in writing, at any time prior to the time it is voted. You may also revoke your proxy by attending the meeting and voting in person.

The financial statements of the Company for its most recently completed fiscal year ended June 30, 2004 are included in the Company’s Annual Report on Form 10-KSB as filed with the United States Securities and Exchange Commission on September 28, 2004. A copy of the Annual Report accompanies this Proxy Statement.

Please read the proxy materials carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

Very truly yours,

/s/ Christopher Maus

Christopher Maus, Chairman of the Board of

Directors, President and Chief Executive Officer

Post Falls, Idaho

October 28, 2004

Stockholders Should Read The Entire Proxy Statement

Carefully Prior To Returning Their Proxies

PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS OF

LIFESTREAM TECHNOLOGIES, INC.

To Be Held December 17, 2004

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (hereinafter, “the Board”) of Lifestream Technologies, Inc. (hereinafter, “the Company”), a Nevada corporation, of proxies to be voted at the 2004 Annual Meeting of Stockholders (hereinafter, “the Annual Meeting”) to be held at Red Lion Templin’s Resort located at 414 East First Avenue, Post Falls, Idaho on December 17, 2004 at 9:00 a.m. Pacific Time or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (hereinafter, “the Notice”). The Annual Report on Form 10-KSB of the Company for the most recently completed fiscal year ended June 30, 2004 (hereinafter, “Fiscal 2004”) is being mailed together with this Proxy Statement and form of Proxy. This Proxy Statement and the proxy card are to be first mailed to stockholders on or about November 9, 2004.

VOTING RIGHTS AND SOLICITATION

The close of business on October 18, 2004 was the record date for stockholders entitled to notice of, and to vote at, the Annual Meeting. As of that date, 199,268,735 shares of the Company’s common stock, $.001 par value per share (hereinafter “the Common Stock”), were issued and outstanding. The Company did not have any other class of equity securities outstanding as of the record date. All shares of the Company’s Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one vote for each share so held on the matters to be voted upon. The Company does not have cumulative voting.

Management does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and accompanying Notice. If other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted by either delivering to the Company at its principal executive offices at 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854, Attn: VP - Finance, a written notice of revocation or duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding Common Stock of the Company as of the record date. Abstentions and broker non-votes are counted and included in the determination of the number of shares present for quorum purposes but are excluded in tabulating the vote for matters to be acted upon at the Annual Meeting.

Proxies solicited by the Board and returned in the accompanying form will be voted in accordance with each respective stockholder’s instructions. Any returned proxies that do not set forth a stockholder’s instructions will be voted by the proxy holders as indicated herein. Approval of each of the proposals shall be determined by the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and entitled to vote on the matter, except that Directors shall be elected by a plurality of votes cast.

The cost of this solicitation will be borne by the Company. Proxies will be solicited principally through the use of the mail, but, if deemed desirable, may be solicited personally or by telephone, electronic mail, telegraph, or personal interview by Directors, officers and employees of the Company for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company’s Common Stock, and such persons may be reimbursed for their expenses.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT (1)

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 18, 2004 by (a) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director and nominee for director, (c) each officer listed in the Summary Compensation Table (see “Executive Compensation”) and (d) all current Directors and executive officers as a group. A person is also deemed to be a beneficial owner of any securities to which the person has the right to acquire beneficial ownership within sixty days. All shares are subject to the named person’s sole voting and investment power unless otherwise indicated.

Name and Address Of Beneficial Owner (2)	Shares Beneficially Owned	Percent of Shares Beneficially Owned (3)

Directors and Officers

Christopher Maus (4)	9,966,131	4.86%

Michael Crane (5)	6,816,426	3.42%

Robert Boyle (6)	1,148,033	Less than 1%

William Gridley (7)	1,032,333	Less than 1%

Neil Luckianow	166,667	Less than 1%

Edward Siemens (8)	2,820,631	1.40%

Jackson Connolly (9)	1,364,327	Less than 1%

Nikki Nessan (10)	666,613	Less than 1%

All Directors and Officers as a Group (8 persons) (11)	23,981,161	11.47%

Other Beneficial Owners:

RAB Europe Fund Limited (12) c/o RAB Capital Limited No. 1 Adam Street London W2CN 6LE United Kingdom	22,100,000	9.99%

———————

(1)

Based upon information furnished to the Company by the beneficial owners or otherwise obtained from the stock transfer books of the Company.

(2)

Unless otherwise indicated, the business address for each beneficial owner is c/o Lifestream Technologies, Inc., 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854.

(3)

Percentage of ownership includes 199,268,735 actual shares of Common Stock outstanding on October 18, 2004. Shares of Common Stock subject to stock options or warrants that are currently exercisable or will become exercisable after 60 days after October 18, 2004, and shares of Common Stock subject to convertible term notes that are currently convertible or will become convertible within 60 days of October 18, 2004, are deemed outstanding for computing the beneficial ownership percentage of the person or group holding such options, warrants and notes, but are not deemed outstanding for computing the percentage of any other person or group.

(4)

Includes 5,706,597 shares issuable upon exercise of options.

(5)

Includes 95,500 shares issuable upon exercise of options.

(6)

Includes 122,000 shares issuable upon exercise of options.

(7)

Includes 72,000 shares issuable upon exercise of options.

(8)

Includes 2,142,532 shares issuable upon exercise of options.

(9)

Includes 1,165,993 shares issuable upon exercise of options.

(10)

Includes 664,613 shares issuable upon exercise of options.

(11)

Includes 9,969,235 shares issuable upon exercise of options.

(12)

RAB Europe Fund Ltd., as of October 18, 2004, owned convertible term notes of ours that can be converted into 38,400,000 shares of our Common Stock. RAB Europe Fund Ltd. does not have the right to convert any debt, to the extent such conversion would cause RAB Europe Fund Ltd., together with its affiliates, to have acquired a number of shares of our Common Stock during the 60-day period ending on the date of conversion which, when added to the number of shares of our Common Stock held at the beginning of such 60-day period, would exceed 9.99% of the number of shares of our Common Stock then outstanding. The number of shares beneficially owned by RAB Europe Fund Ltd., in the table above, reflects this limitation.

PROPOSAL 1

ELECTION OF DIRECTORS

Each member of the Board (hereinafter “Director”) is assigned to one of three classes. One class is elected at each successive Annual Meeting to hold office for a three-year term and until successors for such class have been qualified and elected, or until the death, resignation or removal of any such Director. Currently, the Board consists of five Directors.

In the event that any other Director is unable, or declines, to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy, or alternatively, the Board may reduce the number of directors to eliminate the vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them for each nominee listed below. As of the date of this Proxy Statement, the Board is not aware of any nominee that is unable or unwilling to serve as a Director.

Class II Directors Currently Standing as Nominees to the Board:

Name	Principal Occupation(s)	Director Since	Class and Year in Which Term Will Expire	Age

Robert Boyle	Certified Public Accountant; Secretary and Treasurer of the Company	1999	Class II – 2007	58
William Gridley	Retired Corporate Executive	1997	Class II – 2007	75

Robert Boyle has served as a Director since June 1999, at which time he was also appointed as the Company’s Secretary and Treasurer. Since 1995, Mr. Boyle has served as President of Robert Boyle, Certified Public Accountant, a local public accounting firm located in Idaho. From 1980 to 1995, Mr. Boyle served as President of Boyle and Stoll, Certified Public Accountants, P.A., a local public accounting firm, located in California. Prior thereto, Mr. Boyle served with the consulting, tax and audit staffs of a predecessor to KPMG, an international accounting and consulting firm. Mr. Boyle has a Bachelor of Arts degree in Accounting from San Diego State University and is licensed as a Certified Public Accountant in the State of Idaho.

William Gridley has served as a Director since April 1997. Since November 1995, Mr. Gridley, who is now retired, served as the Chairman of the Board of Directors of Hymedix Inc., a polymer chemicals company, for which he previously served as its President and Chief Executive Officer from August 1993 to November 1995. Mr. Gridley has a Bachelor of Arts degree in English Literature from Yale University.

Class I and III Directors Not Currently Standing For Election:

Name	Principal Occupation(s)	Director Since	Class and Year in Which Term Will Expire	Age

Christopher Maus	Chairman of the Board, President and Chief Executive Officer	1994	Class I - 2005	51
Michael Crane	Chief Executive Officer and Chairman of the Board of Directors of Dulles Greenway, Trip II (Toll Investors Partnership II, L.P.); President of Alchemy International	1998	Class I - 2005	49
Neil Luckianow	Principal of NCL & Associates, LLC	2003	Class III - 2006	47

Christopher Maus has served as the Company’s Chairman of the Board, President and Chief Executive Officer since February 1994, except for a brief period from September 1998 to March 1999 when he served only as Chairman of the Board. From June 1996 until its acquisition by the Company in September 1999, Mr. Maus served on the Board of Directors of Secured Interactive Technologies, Inc., a privately held company co-founded by Mr. Maus that developed the Company’s Privalink software technology. From June 1992 to February 1994, Mr. Maus served as President of Lifestream Diagnostics, Inc., the privately held legal predecessor to the Company. From 1989 to June 1992, Mr. Maus was a General Partner in Lifestream Development Partners, the privately held legal predecessor to Lifestream Diagnostics, Inc. Mr. Maus attended North Texas State University.

Michael Crane has served as a Director since April 1998. Since September 1993, Mr. Crane has served as Chairman of the Board of Directors and Chief Executive Officer of privately held Dulles Greenway, Trip II (Toll Investors Partnership II, L.P.). Since October 1996, Mr. Crane has also served as President of Alchemy International, a privately held developer of non-evasive, passive chemistry treatments for various forms of cancer. Mr. Crane has also served on the Board of Directors of Discflo Corporation, a privately held manufacturer of medical and industrial pumps, since 1988, and as Chairman of the Board of Directors for Lochnau, Inc., a privately held investment management corporation, since 1985. Mr. Crane has a Bachelor of Science degree in Banking from the University of Richmond.

Neil Luckianow has served as a Director since October 2003. Since May 2002, Mr. Luckianow has served as Principal of NCL & Associates, LLC, a privately held consulting firm specializing in providing commercial solutions to health care product companies, which the Company retained as a commissioned sales agent effective September 1, 2003. From October 1997 to March 2002, Mr. Luckianow served as a Sales Director for Amira Medical, Inc., a privately held manufacturer and marketer of blood glucose measuring devices that was acquired in November 2001 by publicly held Roche Diagnostics. From 1988 to January 1997, Mr. Luckianow served in a number of progressive positions, including as Director of Sales, for LifeScan, Inc., a manufacturer and marketer of blood glucose measuring devices and a subsidiary of publicly held Johnson & Johnson Company. Mr. Luckianow has a Bachelor of Arts degree in History from Purdue University.

There are no family relationships among any of the Company’s Directors and executive officers.

The Company’s Board recommends that stockholders vote FOR the election of the above nominees as Class II Directors. Directors are elected by a plurality of votes cast at the Annual Meeting, in person or by proxy.

CORPORATE GOVERNANCE AND RELATED MATTERS

Meetings of the Board of Directors

The Company’s Board held a total of five meetings during fiscal 2004, each of which was attended by all of its then members, except for that Michael Crane and Neil Luckianow were each absent for one meeting. In addition, the Company’s Board took action by unanimous written consent in lieu of meeting on ten occasions.

Audit Committee

The Board of Directors has established one committee of the Board. The Audit Committee was established in 1996 and consists of three members. Since April 24, 2003, the Audit Committee has consisted of Robert Boyle (Chairman), Michael Crane and William Gridley. The Audit Committee continues to be governed by a written charter which was adopted and approved by the Board on February 27, 2001. A copy of the Audit Committee charter was attached to our proxy statement for the 2003 annual meeting of stockholders.

The Audit Committee primarily is responsible for recommending to the Board the appointment of the Company’s independent public accountants, reviewing and approving the scope of audit and review activities to be performed by the independent public accountants, reviewing significant accounting policies, practices and controls and reviewing audit and review results.

Each member of the Audit Committee is an “independent” director, as such term is used in (a) Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended (Exchange Act), (b) Section 10A-3(m)(3) of the Exchange Act, and (c) Nasdaq Marketplace Rule 4200-1. In addition, under SEC rules, if we have an audit committee we are required to determine and disclose in this proxy statement, whether the members of our audit committee are independent, by reference to the definition of independent adopted by either the New York Stock Exchange, the American Stock Exchange or the Nasdaq stock market. For these purposes, we have applied the definition of independent established by the Nasdaq stock market and have concluded that each of our Audit Committee Members satisfies that definition. Our Audit Committee held a total of four meetings during fiscal 2004, which were attended by all of its then current members, except that Michael Crane was unable to attend one meeting.

Audit Committee Financial Expert

In general, an “audit committee financial expert” within the meaning of Item 401(e) of Regulation SB is an individual member of the audit committee who:

•

understands generally accepted accounting principles and financial statements,

•

is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves,

•

has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements,

•

understands internal controls over financial reporting, and

•

understands audit committee functions.

An “audit committee financial expert” may acquire the foregoing attributes through: education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or, other relevant experience.

Our Board of Directors has determined that Robert Boyle is our “audit committee financial expert” within the meaning of Item 401(e) of Regulation SB. Mr. Boyle is “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

Audit Committee Report on the Fiscal Year Ended June 30, 2004

The Company’s management is responsible for the Company’s internal controls and financial reporting processes. The Company’s independent registered public accountants, BDO Seidman, LLP, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. BDO Seidman, LLP has full and unimpeded access to the Audit Committee and periodically meets with the Audit Committee, without management being present, to discuss appropriate matters.

Based on (a) its review of the audited consolidated financial statements, (b) its discussions with management regarding the audited consolidated financial statements, (c) its receipt from BDO Seidman, LLP of the letter required by Independence Standards Board Standard No. 1, and (d) its discussions with BDO Seidman, LLP regarding their independence, the audited financial statements, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, and other matters, the members of the Audit Committee unanimously recommended to the Board that the audited consolidated financial statements for the fiscal year ended June 30, 2004 be included in the Company’s Annual Report on Form 10-KSB for such fiscal year.

Submitted by the Audit Committee of the Board of Directors:

September 22, 2004

/s/ Robert Boyle

/s/ Michael Crane

/s/ William Gridley

Shareholder Nominees for Director

We do not have a nominating committee. The Board of Directors, sitting as a Board, selects those individuals to stand for election as members of our Board. Since our Board of Directors is not comprised entirely of independent Directors, the decision of our Board as to director nominees is made, in part, by persons who have an interest in the outcome of the determination.

The Board will consider candidates for Directors proposed by security holders, although no formal procedures for submitting candidates have been adopted. Until otherwise determined, not less than 90 days prior to the annual Board of Directors’ meeting at which the slate of Board nominees is adopted, the Board accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate’s qualifications to serve as a director and a statement of why the shareholder submitting the name of the proposed nominee believes that the nomination would be in the best interests of shareholders. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a resume supporting the nominee’s qualifications to serve on our Board of Directors, as well as a list of references.

The Board identifies director nominees through a combination of referrals, including by management, existing Board members and security holders, executive search firms and direct solicitations, where warranted. From time-to-time, Board members are former management of businesses acquired by us. Once a candidate has been identified the Board reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. If the Board believes it to be appropriate, Board members may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management’s slate of director nominees submitted for shareholders for election to the Board.

Among the factors that the Board considers when evaluating proposed nominees are their experience in the medical products industry, knowledge of and experience with regulatory processes, particularly those relating to FDA matters, and knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The Board may request additional information from the candidate prior to reaching a determination. The Board is under no obligation to formally respond to all recommendations, although as a matter of practice, will endeavor to do so.

The Board received no security holder recommendations for nomination to the Board of Directors in connection with the 2004 annual meeting of shareholders. There are two director nominees for the 2004 annual meeting of stockholders, each of whom is an incumbent director standing for reelection.

Security Holder Communications with our Board of Directors

We have established an informal process for security holders to send communications to members of our Board of Directors. Security holders who wish to contact the Board of Directors or any of its members may do so by writing to them, c/o Lifestream Technologies, Inc., 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854. Correspondence directed to an individual Board member is referred, unopened, to that Board member. Correspondence not directed to a particular Board member is referred, unopened, to the chairman of the Audit Committee, for reviewing and forwarding to the appropriate person.

Attendance at Annual Meeting of Shareholders

We have not adopted a formal policy on Board members’ attendance at our annual meeting of stockholders, although all Board members are encouraged to attend.

Insider Participation in Compensation Decisions

We do not currently have a compensation committee of the Board of Directors. Decisions that are customarily made by a compensation committee are currently made by our entire Board, sitting as a compensation committee. Since our board of directors is not comprised entirely of independent directors, decisions affecting the compensation paid to our chief executive officer and to our other executive officers are made, in part, by individuals who have an interest in the outcome of deliberations.

Code of Ethics

A Code of Ethics is a written standard designed to deter wrongdoing and to promote:

•

honest and ethical conduct,

•

full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements,

•

compliance with applicable laws, rules and regulations,

•

the prompt reporting violation of the code, and

•

accountability for adherence to the Code of Ethics.

We have adopted a Code of Ethics applicable to all of our employees. The Code of Ethics also contains provisions that apply only to our Chief Executive Officer, principal financial and accounting officers and persons performing similar functions. A copy of our Code of Ethics may be viewed at our corporate website www.lifestreamtech.com. A copy may also be obtained, without charge, upon written request addressed to the attention of Investor Relations, 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854.

DIRECTOR REMUNERATION

In April 2004, the Board resolved to grant each employee and non-employee Board member shares of the Company’s common stock equal to $5,000 per year for each full year (not to exceed five years) of past service as a member of the Board. Such shares were to be issued upon adoption of the Company’s 2004 Stock Compensation Plan. Accordingly, the following Directors were issued common shares on June 22, 2004 at a price per share of $0.03 (closing price per share on the OTCBB on June 22, 2004):

Name	Years of Service as a Board Member	Total Compensation ($)	Number of Common Shares Issued

Christopher Maus.	5	$25,000	833,333
Bob Boyle	5	$25,000	833,333
Michael Crane	5	$25,000	833,333
William Gridley	5	$25,000	833,333
Neil Luckianow	1	$ 5,000	166,667

Also in April 2004, the Board resolved that effective April 1, 2004, both employee and non-employee members of the Board will be compensated with common stock warrants. For each telephonic Board meeting, Board members will receive a warrant entitling them to a $1,000 cash payment or a number of common shares equal to $1,000 divided by the closing price per share of the Company’s common stock on the date the Board meeting was held. For each Board meeting attended in person, Board members will receive a warrant entitling them to a $5,000 cash payment or a number of common shares equal to $5,000 divided by the closing price per share of the Company’s common stock on the date the Board meeting was held. The Company may decline the Board member’s request for payment in cash and elect to make payment in common shares, however the fair value of the common shares issued shall not be less than $1,000 for a telephone meeting ($5,000 for a meeting attended in person) at the date of issuance.

Directors currently receive no additional compensation for service on the Board’s Audit Committee.

MANAGEMENT

Directors and Executive Officers

The directors and executive officers of the Company are set forth below:

Name	Age	Position(s) Held

Christopher Maus	51	Chairman of the Board, President and Chief Executive Officer
Robert Boyle	58	Director, Secretary, Treasurer, and Audit Committee Chairman
Michael Crane	49	Director and Member of Audit Committee
William Gridley	75	Director and Member of Audit Committee
Neil Luckianow	47	Director
Edward Siemens	50	Chief Operating Officer
Jackson Connolly	56	Vice President – Product Development
Nikki Nessan	33	Vice President – Finance

Biographical information about our Directors and Director Nominees is provided above in this Proposal 1.

Edward Siemens has served as Chief Operating Officer since June 2002, and prior thereto, upon joining the Company in August 2000, as Chief Operating Officer – Devices. From April 1999 to June 2000, Mr. Siemens served as President of Omron Healthcare, Inc. (“Omron”), a publicly held manufacturer and marketer of personal-use medical diagnostic products. Mr. Siemens previously served as Omron’s Senior Vice President of Sales and Marketing from April 1994 to April 1999 and as Omron’s Vice President of Sales and Marketing from April 1992 to April 1994. Prior thereto, Mr. Siemens was employed by McKesson Corporation, a publicly held wholesale distributor of medical products and supplies, where he served as Vice President of Sales from 1987 to 1992 and as Product Manager from 1985 to 1987. Mr. Siemens has a Masters degree in Business Administration from Pepperdine University and a Bachelor of Fine Arts degree from the California College of Arts and Crafts.

Jackson Connolly has served as Vice President – Product Development since November 2000. Mr. Connolly previously served as the Company’s Director – Product Development from January 1997 to November 2000. Prior to joining the Company, Mr. Connolly served as a Senior Sales Engineer at Advanced Input Devices, a subsidiary of publicly held Esterline Technologies, from January 1994 to April 1997. Mr. Connolly has a combined Bachelor of Arts and Science degree in Industrial Technology and Arts from California State University at Fresno.

Nikki Nessan has served as our Vice President – Finance since April 2004 and prior thereto, since joining us in October 2003, as Controller. From August 2002 through October 2003, Ms. Nessan served as the Accounting Manager for a publicly held educational travel company that organizes and promotes international and domestic educational travel programs. From September 1998 to June 2001, Ms. Nessan served as a senior auditor and then manager in the audit department of PricewaterhouseCoopers, LLP, an international accounting and consulting firm. From January 1994 to June 1998, Ms. Nessan was an auditor for KPMG Peat Marwick, LLP (KPMG), an international accounting and consulting firm. Ms. Nessan has a Bachelor of Science degree in Accounting from Metropolitan State College of Denver and is licensed as a Certified Public Accountant in the State of Washington.

There are no family relationships among any of the Company’s Directors and executive officers.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth certain information regarding compensation earned by the Company’s Chief Executive Officer and each of the Company’s other most highly compensated executive officers for the fiscal year ended June 30, 2004, and who earned in excess of $100,000 in salary and bonus for such fiscal year. The persons named in the table are hereinafter referred to as the “Named Executive Officers.”

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position(s)	Fiscal Year (1)	Salary ($)	Bonus ($)	Other ($)	Securities Underlying Options (#)	All Other Compen- sation ($)

Christopher Maus Chairman of the Board, President and Chief Executive Officer (2)(3)(4)	2004 2003 2002	181,023 166,730 180,000	55,021 3,389 60,000	7,800 7,800 7,800	4,984,597 — —	25,000 — —
Edward Siemens Chief Operating Officer (5)	2004 2003 2002	150,489 138,944 150,000	— — —	— — —	1,661,532 300,000 35,000	— — —
Brett Sweezy Chief Financial Officer (6)(7)(8)	2004 2003 2002	92,423 119,668 139,731	— — —	— — —	— 400,000 30,000	30,950 — —

———————

(1)

References to a fiscal year refer to the calendar year in which such fiscal year ends.

(2)

Included in Mr. Maus’s fiscal 2004 salary is $29,869 of compensation Mr. Maus agreed to receive in shares of the Company’s common stock to preserve cash flow of the Company.

(3)

The Other Annual Compensation amounts for Mr. Maus represent a vehicle allowance.

(4)

Other Compensation for Mr. Maus represents $25,000 for services rendered during the past five years as a member of the Company’s Board of Directors. Mr. Maus received shares of the Company’s common stock with a fair value at date of issuance for these services. See “Director Remuneration” for further details.

(5)

Included in Mr. Siemens’ fiscal 2004 salary is $24,528 of compensation Mr. Siemens agreed to receive in shares of the Company’s common stock to preserve cash flow of the Company.

(6)

Effective April 5, 2004, Mr. Sweezy resigned as the Company’s Chief Financial Officer.

(7)

Included in Mr. Sweezy’s fiscal 2004 salary is $19,468 of compensation Mr. Sweezy agreed to receive in shares of the Company’s common stock to preserve cash flow of the Company.

(8)

The Company periodically engages Mr. Sweezy for consulting services as needed. Other Compensation for Mr. Sweezy includes $18,000 received for consulting services rendered through June 30, 2004, as well as, common stock issued to Mr. Sweezy under a consulting agreement with a fair value on the date of issuance of $12,950.

Mr. Maus is currently employed as our Chief Executive Officer on an at will basis and currently receives an annual salary of $150,000. Mr. Maus is entitled to participate in benefit plans made available to all employees. In addition, the Company pays for his family’s health insurance coverage. Mr. Maus was granted 800,000 stock options with an exercise price of $1.50 per share, of which 300,000 are vested at this time, 100,000 vesting on December 31, 2004, and the remaining 400,000 vesting based upon achieving market capitalizations ranging from $100 million to $400 million. Any of the above unvested options vest immediately should the Company change ownership through sale, merger, acquisition and should Mr. Maus terminate his employment with the Company, any vested options can be exercised within two years of the termination date, at which time all options expire. Should Lifestream change ownership through sale, merger, acquisition, or stock exchange, Mr. Maus has agreed to continue employment with the acquiring company for two years and should the Company terminate Mr. Maus’ employment other than for cause, the Company agreed to pay Mr. Maus’ current salary and health insurance coverage for nine months.

Edward Siemens is currently employed as our Chief Operating Officer on an at will basis and currently receives an annual salary of $125,000. Mr. Siemens is entitled to participate in benefit plans made available to all employees. In addition, the Company pays for his family’s health insurance coverage. Mr. Siemens was granted 300,000 stock options with an exercise price of $3.00 per share, of which 220,000 are vested at this time with the remainder vesting at 40,000 on each December 31, 2004 and 2005. Any of the above unvested options vest immediately should the Company change ownership through sale, merger, acquisition and should Mr. Siemens terminate his employment with the Company, any vested options can be exercised within 6 months of the termination date, at which time all options expire. Should Lifestream change ownership through sale, merger, acquisition, or stock exchange, Mr. Siemens has agreed to continue employment with the acquiring company for two years.

Jackson Connolly is currently employed as our VP – Product Development on an at will basis and currently receives an annual salary of $72,930. Mr. Connolly is entitled to participate in benefit plans made available to all employees. In addition, the Company pays for his family’s health insurance coverage.

Nikki Nessan is currently employed as our VP – Finance on an at will basis and currently receives an annual salary of $75,000. Mrs. Nessan is entitled to participate in benefit plans made available to all employees. In addition, the Company is obligated to pay for her family’s health insurance coverage.

Equity Compensation Plan Information

The following table sets forth information relating to equity compensation plans as of June 30, 2004:

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (excluding securities reflected in column a)

Equity Compensation Plans Approved by Security Holders:
1998 Employee Stock Option Plan	949,195		$2.31	1,050,805
2002 Employee Stock Option Plan	—		—	2,000,000
	949,195		$2.31	3,050,805

Equity Compensation Plans Not Approved by Security Holders:
2004 Stock Compensation Plan (1)	9,138,427	(2)	$0.03	8,098,030
Other (3)	3,906,612		$1.68
Total	13,994,234		$0.65	11,148,835

———————

(1)

Total number of shares of common stock reserved for issuance under the 2004 Stock Compensation Plan is 25,000,000 shares.

(2)

Does not include 7,763,543 shares of common stock issued as stock awards under the 2004 Stock Compensation Plan. The 2004 Stock Compensation Plan is being submitted to our stockholders for ratification at the Annual Meeting.

(3)

Comprised of options granted and/or restricted stock and warrants issued to employees and non-employees, including directors, consultants, advisors, suppliers, vendors, customers and lenders for purposes including to provide continued incentives, as compensation for services and/or to satisfy outstanding indebtedness to them.

1998 Employee Stock Option Plan. The Company has reserved 2,000,000 shares of its Common Stock for issuance pursuant to stock options or stock appreciation rights granted under its 1998 Employee Stock Option Plan (hereinafter, “the 1998 Plan”). The 1998 Plan is administered by either the Board or its Compensation Committee, which determines, without limitation, the selection of the persons who will be granted options under the 1998 Plan, the type of options to be granted, the number of optioned shares and the option exercise price per share. The terms and conditions of each option grant may differ and will be set forth in the optionee’s individual stock option agreement. Officers, Directors, key employees and consultants of the Company and its subsidiaries are eligible to receive non-qualified stock options under the 1998 Plan. Only officers, Directors and employees of the Company or its subsidiaries are eligible to receive incentive stock options.

2002 Employee Stock Option Plan. The Company has reserved 2,000,000 shares of its Common Stock for issuance pursuant to stock options or stock appreciation rights granted under its 2002 Stock Option Plan (hereinafter, “the 2002 Plan”). The 2002 Plan is administered by either the Board, or its Compensation Committee, which determines, without limitation, the selection of the persons who will be granted options under the 2002 Plan, the type of options to be granted, the number of optioned shares and the option exercise price per share. The terms and conditions of each option grant may differ and will be set forth in the optionee’s individual stock option agreement. Officers, Directors, key employees and consultants of the Company and its subsidiaries are eligible to receive non-qualified stock options under the 2002 Plan. Only officers, Directors and employees of the Company or its subsidiaries are eligible to receive incentive stock options.

2004 Stock Compensation Plan. The Company has reserved 25,000,000 shares of its Common Stock for issuance pursuant to stock options, stock appreciation rights, restricted stock, deferred stock or other stock based awards granted under its 2004 Stock Compensation Plan (hereinafter, “the 2004 SCP”). The 2004 SCP is administered by either the Board, or its Compensation Committee, which determines, without limitation, the selection of the persons who will be granted awards under the 2004 SCP, the type of awards to be granted, the number of optioned or restricted shares and the option exercise price per share. The terms and conditions of each award may differ and will be set forth in the individual agreement. Officers, Directors, key employees and consultants of the Company and its subsidiaries are eligible to receive non-qualified stock options under this Plan.

The Company has periodically granted outside of its established plans non-qualified stock options to purchase restricted shares of its Common Stock to key individuals it desired to recruit, retain or motivate. All such grants were approved by the Company’s Board. Each option was granted with an exercise price equal to, or in excess of, the market price of the Company’s common stock as of the date of grant.

The following table contains information concerning stock options granted to the Named Executive Officers during the most recently completed fiscal year ended June 30, 2004. All of the options issued to these officers during fiscal 2004 were issued under the 2004 Stock Compensation Plan and were fully vested at time of issuance.

Option/SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Option/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year (%)	Exercise or Base Price ($/Share)	Expiration Date

Christopher Maus	4,984,597	54.5%	$0.03	6/22/14
Edward Siemens	1,661,532	18.2%	$0.03	6/22/14
Jack Connolly	996,919	10.9%	$0.03	6/22/14
Nikki Nessan	664,613	7.3%	$0.03	6/22/14

Option Exercises and Holdings

The following table provides information with respect to the Named Executive Officers regarding exercises of options/SARs during the most recently completed fiscal year ended June 30, 2004 and unexercised options/SARs held as of June 30, 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options/SARs at FY-End (#) Exercisable/ Unexercisable (1)

Christopher Maus	—	—	5,706,597/600,000	$0/$0
Edward Siemens	—	—	2,070,032/286,500	$0/$0
Jack Connolly	—	—	1,143,658/67,334	$0/$0
Nikki Nessan	—	—	664,613/0	$0/$0

———————

(1)

Based upon the market price of $0.029 per share on June 30, 2004, determined on the basis of the closing selling price per share of the Company’s Common Stock on the Over-The-Counter Bulletin Board, less the option exercise price payable per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s Directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the United States Securities and Exchange Commission (hereinafter “the SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4,and 5 furnished to us for the fiscal year ended June 30, 2004, no person subject to Section 16(a) of the Exchange Act based upon their relationship to us failed to timely file any of the foregoing reports, except that:

Christopher Maus, our Chief Executive Officer and a director, filed a Form 4 on January 26, 2004 to report the acquisition of 239,167 shares on January 5, 2004. Mr. Maus filed a Form 4 on August 6, 2004 to report the acquisition of 1,414,167 shares and receipt of an option to purchase 4,984,597 shares on June 22, 2004.

Edward Siemens, our Chief Operating Officer, filed a Form 4 on January 26, 2004 to report the acquisition of 196,500 shares on January 5, 2004. Mr. Siemens filed a Form 4 on August 6, 2004 to report the acquisition of 477,214 shares and receipt of an option to purchase 1,661,532 shares on June 22, 2004.

Jackson Connolly, our V.P. – Product Development, filed a Form 4 on January 26, 2004 to report the acquisition of 81,667 shares on January 5, 2004. Mr. Connolly filed a Form 4 on August 6, 2004 to report the acquisition of 198,334 shares and receipt of an option to purchase 996,919 shares on June 22, 2004.

Brett Sweezy, our then Chief Financial Officer, filed a Form 4 on January 26, 2004 to report the acquisition of 150,000 shares on January 5, 2004.

Nikki Nessan, our V.P. – Finance, filed a Form 3 on June 15, 2004, to report her initial beneficial ownership due to her becoming an officer of the Company on April 5, 2004. Ms. Nessan filed a Form 4 on August 6, 2004 to report the acquisition of 664,613 stock options on June 22, 2004.

Robert Boyle, a member of our Board of Directors, filed a Form 4 on August 6, 2004 to report the acquisition of 833,333 shares on June 22, 2004.

Michael Crane, a member of our Board of Directors, filed a Form 4 on September 9, 2004 to report the acquisition of 5,286,060 shares on December 30, 2003 and 833,333 shares on June 22, 2004.

William Gridley, a member of our Board of Directors, filed a Form 4 on August 6, 2004 to report the acquisition of 833,333 shares on June 22, 2004.

Neil Luckianow, a member of our Board of Directors, filed a Form 4 on August 6, 2004 to report the acquisition of 166,667 shares on June 22, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During fiscal 2004, the Board of Directors approved, and the Company subsequently issued, 2,288,002 shares of common stock to the following officers of the Company, in consideration for a reduction in wages and as an incentive to continue employment with us:

Name	Title	Shares (#)	Amount of Wage Reduction ($)

Christopher Maus	President & Chief Executive Officer	820,001	29,869
Edward Siemens	Chief Operating Officer	673,714	24,528
Brett Sweezy	Former Chief Financial Officer	514,286	19,468
Jackson Connolly	VP – Product Development	280,001	10,599
		2,288,002	84,464

Effective April 28, 2004, the Board approved each member of the Board be granted common shares equal to $5,000 per year for up to five years of past service to the Company. As a result 3,500,000 common shares were subsequently issued to members of the Board for $105,000 of services performed. A breakdown of the number of shares issued to each director is provided under “Proposal I – Election of Directors; Director Remuneration,” above.

Effective April 5, 2004, we engaged Brett Sweezy, CPA as a financial consultant through June 30, 2004. Mr. Sweezy was previously our Chief Financial Officer through April 4, 2004. We believe that the terms of our consulting arrangement with Mr. Sweezy are at least as favorable to us as we could obtain from other consultants with similar expertise and experience. For the fiscal year ended June 30, 2004, we paid Mr. Sweezy consulting fees of $30,950.

On September 1, 2003, we engaged NCL & Associates, LLC, as a commissioned sales agent. Neil Luckianow, who became a member of our Board on October 16, 2003, is the Principal of NCL & Associates, LLC. We believe that the terms of our arrangements with NCL & Associates, LLC are at least as favorable to us as we could obtain from an unrelated third party performing similar services. For each of the two years ended June 30, 2004 and 2003, we paid NCL & Associates, LLC commissions of $ 3,444 and $0, respectively.

During fiscal 2003, Robert Boyle, a member of our Board, and Brett Sweezy, our former Chief Financial Officer, purchased 50,000 and 97,500 common shares, respectively, pursuant to our private placement of common shares. These common shares were purchased by Mssrs. Boyle and Sweezy at the same $0.10 per share price paid by all investors in this offering.

Through fiscal 2001, the Board periodically approved the advancement of funds to Christopher Maus, the Company’s Chairman of the Board, President and Chief Executive Officer. The underlying promissory note was unsecured, had a stated interest rate of 8.75% and required bi-weekly repayments of principal and interest through May 23, 2014. On May 1, 2002, the Board indefinitely suspended the bi-weekly servicing requirement. During fiscal 2002, Mr. Maus made principal repayments of $61,621, which included the application of a $60,000 bonus awarded by the Board to Mr. Maus for his fiscal 2002 performance. On August 29, 2003, the Board awarded Mr. Maus a $3,389 bonus for his fiscal 2003 performance with such bonus applied in its entirety against the accrued interest on the outstanding note receivable balance. On June 22, 2004, the Board awarded Mr. Maus a $48,840 bonus for his fiscal 2004 performance with a portion of such bonus applied to the note receivable balance reducing the outstanding balance to $0 at June 30, 2004.

During fiscal 2001 and 2002, the Company conducted a private placement offering of unsecured convertible notes from which it received $7,647,500 in proceeds. For every two dollars of note principal, the holder received a detachable stock purchase warrant allowing for the purchase of a share of the Company’s common stock at $2.50 per share. RAB Europe Fund Ltd., together with its affiliates (hereinafter “RAB”), purchased notes having an aggregate principal face amount of $5,470,000. RAB beneficially owns in excess of 5% of our common stock. The notes issued to RAB exclusively contained an anti-dilution provision providing for a formula-driven, then indeterminable downward adjustment of their conversion rate should the Company subsequently issue common shares at a price below the conversion rate while such notes remained outstanding. In connection with the preceding offering, the Company agreed to pay certain individuals and entities, including RAB, each a commission, payable in common shares, equal to five percent of the offering proceeds they procured. RAB earned and received commissions of $120,000 in fiscal 2002.

During fiscal 2003, the conversion rate of the notes held by RAB was adjusted downward from the original $1.00 per common share to $0.10 per common share in connection with a private placement of the Company’s common stock at $0.10 per share that commenced in March 2003. RAB was also granted a one-time right to convert a portion of the debentures after the closing of any subsequent private offering at less than $0.10 per common share (limited to 9.99% ownership). Concurrently, the Company obtained RAB’s agreement to forfeit its prospective anti-dilution rights and to cancel the stock purchase warrants held by it in exchange for 1,000,000 shares of the Company’s common stock. The aggregate fair value assigned to the common shares of $100,000 was recognized by the Company as a financing cost in fiscal 2003. At June 30, 2004, notes with an aggregate principal face amount of $3,840,000 remained outstanding that accrue interest at the prime rate plus two percent (6.25% at June 30, 2004) and become due and payable on various dates between July 1, 2006 and November 20, 2006, all of which are held by RAB.

During fiscal 2002, the Company executed an agreement with Michael Crane, a principal shareholder and member of the Board, whereby the Company repaid $200,000 in outstanding principal and accrued interest against debt obligations incurred to Mr. Crane during fiscal 2001 and issued Mr. Crane an unsecured convertible note for the remaining $469,984 aggregate principal balance. The note accrued interest at the prime rate plus two percent, was immediately convertible at Mr. Crane’s option into common stock of the Company at a rate of $1.00 per share, and was to become due and payable on August 1, 2003. In connection with the preceding agreement, the Company issued Mr. Crane 40,000 common shares and warrants allowing him to purchase 134,000 additional common shares at $1.00 per share. The agreement further stipulated that for every subsequent quarter the note remained outstanding that the Company would issue Mr. Crane additional warrants for the purchase of 23,500 common shares at $1.00 per share. The aggregate fair value assigned to the common shares and warrants of $322,159 was recognized by the Company as a financing cost in fiscal 2002. During fiscal 2003, Mr. Crane agreed to convert the $469,984 principal balance, as well as $58,622 in accrued interest thereon, into 5,286,060 common shares, concurrent with a private placement by the Company of its common stock to unrelated parties at $0.10 per share. As of June 30, 2004, Mr. Crane owned warrants to purchase 47,000 shares of our common stock exercisable at $1.00 per share, of which 23,500 terminated unexercised on August 1, 2004 and 23,500 terminate on November 1, 2004.

PROPOSAL 2

RATIFICATION OF THE COMPANY’S 2004 STOCK COMPENSATION PLAN

At the Annual Meeting, stockholders will be requested to ratify our 2004 Stock Compensation Plan (the “2004 Plan”). On June 22, 2004, our Board adopted the 2004 Plan as a method of providing incentives to continued performance by our officers, Directors, employees and consultants. The Board believes that it is in our best interests to approve and adopt the 2004 Plan and recommends a vote “FOR” ratification of the 2004 Plan. A description of the 2004 Plan follows and a complete copy of the 2004 Plan is attached as Appendix A to this Proxy Statement. Stockholders are urged to review the entire 2004 Plan prior to determining whether to vote for its ratification.

We have reserved 25,000,000 common shares for issuance pursuant to options granted (“Plan Options”) or for restricted stock awarded (“Stock Grants”) under the 2004 Plan. Stock Appreciation Rights may be granted as a means of allowing participants to pay the exercise price of Plan Options. Stock Grants may be made upon such terms and conditions as the Board or committee designated by the Board determines. Stock Grants may include deferred stock awards under which receipt of Stock Grants is deferred, with vesting to occur upon such terms and conditions as the Board or committee determines.

The purpose of the 2004 Plan is to increase our employees’, advisors’, consultants’ and non-employee Directors’ proprietary interest in our company, and to align more closely their interests with the interests of our stockholders, as well as to enable us to attract and retain the services of experienced and highly qualified employees and non-employee Directors. The Plan will be administered by our Board of Directors or a committee designated by the Board. The Board or committee will determine, from time to time, those of our officers, Directors, employees and consultants to whom Stock Grants and Plan Options will be granted, the terms and provisions of the respective Stock Grants and Plan Options, the dates such Plan Options will become exercisable, the number of shares subject to each Plan Option, the purchase price of such shares and the form of payment of such purchase price. Plan Options and

Stock Grants will be awarded based upon the fair market value of our common stock at the time of the award. All questions relating to the administration of the 2004 Plan, and the interpretation of the provisions thereof are to be resolved at the sole discretion of the Board or committee.

Plan Options granted under the Plan may either be options qualifying as incentive stock options (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not so qualify (“Non-Qualified Options”). In addition, the Plan also allows for the inclusion of a reload option provision (“Reload Option”), which permits an eligible person to pay the exercise price of the Plan Option with shares of common stock owned by the eligible person and to receive a new Plan Option to purchase shares of common stock equal in number to the tendered shares. Any Incentive Option granted under the 2004 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant.

The term of each Plan Option and the manner in which it may be exercised is determined by our Board or the committee, provided that no Plan Option may be exercisable more than 10 years after the date of its grant and, in the case of an Incentive Option granted to an eligible employee owning more than 10% of our common stock, no more than five years after the date of the grant. The exercise price of Non-Qualified Options shall be not less than 100% of fair market value on the date of grant.

The per share purchase price of shares subject to Plan Options granted under the 2004 Plan may be adjusted in the event of certain changes in our capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of Plan Options granted under the Plan. Officers, Directors and key employees of and consultants to us and our subsidiaries will be eligible to receive Non-Qualified Options under the Plan. Only our officers, Directors and employees who are employed by us or by any of our subsidiaries thereof are eligible to receive Incentive Options.

All Plan Options are nonassignable and nontransferable, except by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by such optionee. If an optionee’s employment is terminated for any reason, other than his death or disability or termination for cause, the Plan Option granted may be exercised on the earlier of the expiration date or 3 months following the date of termination. If the optionee dies during the term of his employment, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the Plan Option or the date one year following the date of the optionee’s death. If the optionee is permanently and totally disabled, the Plan Option granted to him lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability. The Board or committee may impose additional terms and conditions on the exercise or any Plan Options or Stock Grants.

The Board of Directors may amend, suspend or terminate the 2004 Plan at any time, except that no amendment shall be made which affects outstanding Plan Options or any exercise rights thereunder.

Unless the Plan shall be earlier suspended or terminated by the Board or committee, the 2004 Plan shall continue until such time as no further awards are available for grant and all outstanding awards are no longer outstanding; provided, however, that no Incentive Stock Options may be made after ten years from the effective date of the 2004 Plan. No termination of the 2004 Plan shall not affect the validity of any Plan Options or Stock Grants previously awarded thereunder.

As of the date of this proxy statement, 9,138,427 Plan Options and 7,763,543 Stock Grants have been awarded to employees, officers, Directors, and consultants under the 2004 Plan. In the event the 2004 Plan is not ratified by our stockholders prior to June 22, 2005, the 2004 Plan will not be invalidated, however, (a) in the absence of stockholder ratification, incentive stock options may not be awarded under the 2004 Plan and (b) any incentive stock options theretofore awarded under the 2004 Plan shall be converted into non-qualified options upon terms and conditions determined by the Board or committee to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the incentive stock options being so converted.

The Company’s Board recommends that stockholders vote FOR ratification of the 2004 Stock Compensation Plan. Ratification of the 2004 Stock Compensation Plan requires the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and entitled to vote on the matter.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman, LLP has served as our independent registered public accounting firm since fiscal 1997. The Board, acting upon the recommendation of its Audit Committee, has appointed BDO Seidman, LLP to serve in the same capacity for the fiscal year ending June 30, 2005 and is asking stockholders to ratify such appointment. In the event that stockholders fail to ratify the appointment of BDO Seidman, LLP, the Board will reconsider such appointment. The Board reserves the right, even after stockholder approval, to subsequently replace BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2005 should it deem such replacement to be in the best interest of the Company.

A representative of BDO Seidman, LLP is expected to attend the Annual Meeting. The representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

Auditor Fees

The following table represents fees for professional audit services rendered by BDO Seidman, LLP for the audit of the Company’s annual financial statements for the years ended June 30, 2004 and 2003, and for other services rendered by BDO Seidman, LLP during those periods.

	2004	2003

Audit Fees	$82,375	$77,958
Audit Related Fees	37,500	13,750
Tax Fees	7,000	—
All Other Fees	—	—
Total	$126,875	$91,708

Audit Fees: Audit fees relate to services rendered in connection with the audit of the Company’s annual financial statements and quarterly reviews of financial statements included in the Company’s quarterly reports on Form 10-QSB.

Audit-Related Fees: Audit-related fees relate to services rendered in connection with public registration statements and private placement offering memoranda.

Tax Service Fees: Tax service fees relate to services rendered in connection with preparation of the Company’s annual tax returns.

All Other Fees: There were no other fees.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee has confirmed its policy regarding pre-approval of all audit and non-audit services provided by the independent auditors. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors for specific projects. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The Audit committee also delegates the ability to pre-approve audit and permitted non-audit services to the Chairman of the Audit Committee, provided such pre-approvals are reported on at a subsequent Audit Committee meeting.

The Audit Committee considers whether the provisions of these services are compatible with maintaining BDO Seidman’s independence, and has determined such services for fiscal years 2004 and 2003 were compatible. All of the fees were pre-approved.

The Company’s Board recommends that stockholders vote FOR the ratification of the appointment of BDO Seidman, LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2005. Ratification of the appointment of BDO Seidman, LLP requires the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and entitled to vote on the matter.

INTEREST OF CERTAIN PERSONS IN

MATTERS TO BE ACTED UPON

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any director, officer or their associates in any matter to be acted on, as described herein, other than the proposed nominees for election to the Company’s Board, except that our officers and Directors may participate in the 2004 Stock Compensation Plan, which has been submitted to stockholders for their ratification at the Annual Meeting.

OTHER MATTERS

Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in their best judgment. Discretionary authority with respect to such matters is granted by the execution of the enclosed proxy.

STOCKHOLDERS’ PROPOSALS TO BE PRESENTED AT THE

COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended to be presented at the 2005 Annual Meeting of Stockholders of the Company must be received by the Company at its principal executive offices at 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854, Attn: VP - Finance not later than July 15, 2005 for inclusion in the Proxy Statement and Proxy relating to the 2005 Annual Meeting of Stockholders.

AVAILABILITY OF COMPANY’S ANNUAL REPORT ON FORM 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 accompanies this Proxy Statement, but is exclusive of certain related exhibits filed with the SEC. These exhibits are available, without charge, to stockholders upon request to Nikki Nessan, VP - Finance. The financial statements included in the Form 10-KSB are incorporated by reference into this Proxy Statement.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. YOU ARE URGED TO PROMPTLY EXECUTE AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

Appendix A

LIFESTREAM TECHNOLOGIES, INC.

2004 STOCK COMPENSATION PLAN

1.

Purpose; Definitions.

1.1

Purpose. The purpose of the Lifestream Technologies, Inc. 2004 Stock Compensation Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2

Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)

“Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

(b)

“Board” means the Board of Directors of the Company.

(c)

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)

“Committee” means the Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e)

“Common Stock” means the Common Stock of the Company, $.001 par value per share.

(f)

“Company” means Lifestream Technologies, Inc., a corporation organized under the laws of the State of Nevada.

(g)

“Deferred Stock” means Common Stock to be received, under an award made pursuant to Section 8, below, at the end of a specified deferral period.

(h)

“Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i)

“Effective Date” means the date set forth in Section 12.1, below.

(j)

“Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k)

“Holder” means a person who has received an award under the Plan.

(l)

“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m)

“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(n)

“Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after age 65.

(o)

“Other Stock-Based Award” means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p)

“Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(q)

“Plan” means the Lifestream Technologies, Inc. 2004 Stock Compensation Plan, as hereinafter amended from time to time.

(r)

“Repurchase Value” shall mean the Fair Market Value in the event the award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s)

“Restricted Stock” means Common Stock, received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

(t)

“SAR Value” means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u)

“Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v)

“Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w)

“Stock Reload Option” means any option granted under Section 5.3 of the Plan.

(x)

“Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

2.

Administration.

2.1

Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code.

2.2

Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)

to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c)

to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d)

to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

(e)

to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f)

to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

(g)

to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

2.3

Interpretation of Plan.

(a)

Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b)

Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

3.

Stock Subject to Plan.

3.1

Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 25,000,000 shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

3.2

Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other extraordinary or unusual event (not covered by Section 3.3 below) occurring after the grant of an award which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.3

Certain Mergers and Similar Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all awardees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all awardees. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to awardees as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the awardee, substantially similar shares or other property subject to repurchase restrictions no less favorable to the awardee. In the event such successor corporation (if any) refuses or otherwise declines to assume or substitute awards, as provided above, (i) the vesting of any or all awards granted pursuant to this Plan will accelerate immediately prior to the effective date of a transaction described in this Section 3.3 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to awardees under the foregoing provisions of this Section 3.3, in the event of the occurrence of any transaction described in this Section 3.3, any outstanding awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

4.

Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

5.

Stock Options.

5.1

Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2

Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)

Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (“10% Stockholder”).

(b)

Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and, in the case of an Incentive Stock Option, may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c)

Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d)

Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

(e)

Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).

(f)

Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g)

Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)

Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option’s term.

(i)

Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(j)

Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3

Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option (“Underlying Option”), and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes ( but only if such shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

6.

Stock Appreciation Rights.

6.1

Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2

Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)

Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b)

Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c)

Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d)

Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

7.

Restricted Stock.

7.1

Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

7.2

Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a)

Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)

Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)

Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

8.

Deferred Stock.

8.1

Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (“Deferral Period”) during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2

Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(a)

Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b)

Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c)

Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d)

Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (“Additional Deferral Period”). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

9.

Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

10.

Accelerated Vesting and Exercisability.

10.1

Non-Approved Transactions. If, on or after the Effective Date, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended (“Exchange Act”)), becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2

Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

11.

Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent.

12.

Term of Plan.

12.1

Effective Date. The Plan shall be effective as of June 22, 2004, subject to the following provisions.

(a)

to the extent that the Plan authorizes the Award of Incentive Stock Options, stockholder approval for the Plan shall be obtained within 12 months of the Effective Date; and

(b)

the failure to obtain stockholder for the Plan as contemplated by subparagraph (a) of this Section 13.1 shall not invalidate the Plan; provided, however, that (i) in the absence of such stock holder approval, Incentive Stock Options may not be awarded under the Plan and (ii) any Incentive Stock Options theretofore awarded under the Plan shall be converted into Non-Qualified Options upon terms and conditions determined by the Board to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

12.2

Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

13.

General Provisions.

13.1

Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2

Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3

Employees.

(a)

Engaging in Competition With the Company; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company’s policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may terminate any outstanding Stock Option and may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(b)

Termination for Cause. The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(c)

No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4

Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5

Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6

Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7

Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Nevada.

13.8

Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9

Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10

Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11

Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code as they apply to Incentive Stock Options, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12

Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market.

LIFESTREAM TECHNOLOGIES, INC.

By: /s/ Christopher Maus

 Christopher Maus, President

This Proxy is solicited by and on behalf of the Board of Directors

LIFESTREAM TECHNOLOGIES, INC.

Proxy – Annual Meeting of Stockholders – December 17, 2004

The undersigned, revoking all previous proxies, hereby appoints Christopher Maus and Robert Boyle of Lifestream Technologies, Inc., and either of them, with full substitution to each, to act as attorneys-in-fact and proxies, to represent and to vote all Common Stock of Lifestream Technologies, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Red Lion Templin’s Resort located at 414 East First Avenue, Post Falls, Idaho, on December 17, 2004 at 9:00 a.m, Pacific Time, including any original or subsequent adjournment thereof, with respect to the election of Directors and other proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than the matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the Proxy named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1.

Election of Directors

Nominees:

Robert Boyle

William Gridley

(Instructions: To withhold authority to vote for any individual nominee, please draw a line through that nominee’s name)

☐  WITHOLDING AUTHORITY to vote for all nominees listed above

2.

To ratify the Company’s 2004 Stock Compensation Plan

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.

To ratify the appointment of BDO Seidman, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2005

☐  FOR

☐  AGAINST

☐  ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:		, 2004

Signature

Signature if held jointly

(Please print name)

(Number of shares subject to proxy)

PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE